UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2025
_______________________

Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants' telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	388-2200
State or Other Jurisdiction of Incorporation:			Idaho
Former name or former address, if changed since last report:			None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Shareholders ("2025 Annual Meeting") of IDACORP, Inc. ("IDACORP") held on May 15, 2025, four proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 1, 2025, relating to the 2025 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect directors for one-year terms	For	Withheld	Broker Non-Votes
Odette C. Bolano	43,259,937	948,406	3,798,085
Annette G. Elg	43,766,570	441,772	3,798,085
Lisa A. Grow	43,872,987	335,356	3,798,085
Judith A. Johansen	41,846,552	2,361,791	3,798,085
Dennis L. Johnson	40,784,177	3,424,166	3,798,085
Nate R. Jorgensen	43,112,239	1,096,104	3,798,085
Michael J. Kennedy	43,926,667	281,676	3,798,085
Scott W. Madison	43,947,922	260,421	3,798,085
Susan D. Morris	43,675,289	533,054	3,798,085
Dr. Mark T. Peters	43,250,266	958,077	3,798,085

The nominations were made by the IDACORP Board of Directors (the "Board"). With the exception of one new member of the Board, Michael J. Kennedy, the nominees were current members of the Board at the date of the 2025 Annual Meeting. All of IDACORP's nominees were elected, with each nominee receiving a plurality of the votes cast. All members of the Board are also members of the Idaho Power Company Board of Directors.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	40,781,340	3,231,358	195,644	3,798,085

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Proposal to approve the IDACORP, Inc. 2000 Long-Term Incentive and Compensation Plan, as amended and restated, including the authorization of 1,100,000 additional shares	For	Against	Abstentions	Broker Non-Votes
	42,066,530	1,952,832	188,980	3,798,085

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP's independent registered public accounting firm for the year ending December 31, 2025	For	Against	Abstentions	Broker Non-Votes
	46,246,167	1,680,328	79,933	—

The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 16, 2025
IDACORP, INC.
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer